TECHMEDIA ADVERTISING, INC.
c/o 62 Upper Cross Street, #04-01
Singapore  058353

July 30, 2009

ALAN GOH (Goh Cher Kian)
Apt. Blk. 151
Ang Mo Kio Ave. 5, #09-3040
Singapore  560151

Dear Sir:

Re:
AGREEMENT TO CANCEL 24,000,000 SHARES OF COMMON STOCK OF TECHMEDIA ADVERTISING, INC. (THE “COMPANY”) REGISTERED IN THE NAME OF ALAN GOH UPON COMPLETION OF THE ACQUISITION BY THE COMPANY OF 100% OF THE ISSUED AND OUTSTANDING SHARES OF TECHMEDIA ADVERTISING MAURITIUS (“TM MAURITIUS”)

Subject to and in accordance with the terms and conditions contained herein, this binding letter agreement (the “Agreement”) will set forth the basic understanding, terms and conditions relating to the cancellation of 24,000,000 of the 26,400,000 shares of common stock of the Company registered in the name of Alan Goh upon completion of the share exchange agreement between the Company, TM Mauritius and all the shareholders of TM Mauritius (the “Share Exchange Agreement”), whereby the Company will acquire 100% of the issued and outstanding shares of TM Mauritius.  Such cancellation by Alan Goh is to: (i) encourage the shareholders of TM Mauritius to enter into the Share Exchange Agreement; (ii) allow the shareholders of TM Mauritius (Johnny Lian Tian Yong, Ternes Capital Ltd. and OneMedia Limited) to be the largest shareholders in the Company; and (iii) encourage equity investment into the Company.

1.           Cancellation of shares.     Mr. Alan Goh hereby agrees that concurrent with the closing of the Share Exchange Agreement, whereby the Company will acquire 100% of the issued and outstanding shares of TM Mauritius, Mr. Goh will voluntarily surrender for cancellation and return to the Company’s treasury 24,000,000 of the 26,400,000 shares of common stock of the Company registered in Mr. Goh’s name.  In addition, Mr. Goh hereby agrees to provide the Company with an irrevocable stock power of attorney which will set out the transfer of 24,000,000 shares of the Company’s common stock from the 26,400,000 shares registered in Mr. Goh’s name on share certificate #1041 to the Company, which Mr. Goh will have medallion stamped by a brokerage house or have his signature guaranteed by a bank or notary public that is acceptable to the Company and its transfer agent.  A copy of the irrevocable stock power of attorney is attached hereto as Schedule “A”.

2.           Execution in Counterparts.     This Agreement may be executed in original or counterpart form, delivered by facsimile or otherwise, and when executed by the parties as aforesaid, shall be deemed to constitute one agreement and shall take effect as such.

3.           Governing Law.     The situs of this Agreement is Vancouver, British Columbia, and for all purposes this Agreement will be governed exclusively by and construed and enforced in accordance with the laws and Courts prevailing in the Province of British Columbia.

Yours very truly,
TECHMEDIA ADVERTISING, INC.

Per:	/s/ Alan Goh
Alan Goh, President and Director

If Mr. Alan Goh wishes to accept the terms and conditions set forth above, please execute this Agreement and fax or scan and e-mail a copy of the executed Agreement to Jensen Lunny MacInnes Law Corporation, Attention: Michael Shannon at (604) 684-0916 as well as return an originally signed copy to Jensen Lunny MacInnes Law Corporation at 2550 – 555 W. Hastings St., Vancouver, BC, Canada  V6B 4N5.  Upon such execution and return via fax or scan and e-mail, this Agreement shall constitute a binding agreement upon the parties.

/s/ Alan Goh	Dated: July 30, 2009
Alan Goh (Goh Cher Kian), shareholder of
TechMedia Advertising, Inc.

Schedule “A”

IRREVOCABLE POWER OF ATTORNEY TO TRANSFER SHARES

KNOWN ALL MEN BY THESE PRESENTS, that GOH CHER KIAN
For No Value Received does hereby gift unto
TECHMEDIA ADVERTISING, INC.

Twenty-Four Million (24,000,000) shares of common stock of TechMedia Advertising, Inc. standing in name of the undersigned on the share register of TechMedia Advertising, Inc. represented by Certificate No. 1041 herewith AND the undersigned does hereby constitute and appoint TechMedia Advertising, Inc. as his true and lawful attorney, IRREVOCABLY, for him and in his name and stead to gift the said stock, and for that purpose to make and execute all necessary acts of assignment and transfer thereof, and to substitute one or more persons with like full power, hereby ratifying and confirming all that his said Attorney or its/his substitute or substitutes shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned have hereunto set her hand and seal at effective as of the ___ day of July, 2009.

SIGNED and DELIVERED by	)
GOH CHER KIAN in the presence of:	)
)
)
Witness	)	GOH CHER KIAN
	)	(ALAN GOH)
)
Address	)
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)
)
)
)

The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions), or else notarized including all contact details of the notary public.